FORM D                                                        OMB APPROVAL
                                                      --------------------------
                                                      OMB Number:      3235-0076
                                                      Expires:    March 31, 1991
                                                      Estimated average burden
                                                      hours eresponse . . .16.00
                                                      --------------------------
                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                     FORM D
                          NOTICE OF SALE OF SECURITIES
                            PURSUANT TO REGULATION D,
                              SECTION 4(6), AND/OR
                       UNIFORM LIMITED OFFERING EXEMPTION

Name of Offering [ ] check if this is an  amendment  and name has  changed,  and
indicate change.)           ICON ACQUISITION CORP.
--------------------------------------------------------------------------------
Filing Under (Check box(es) that apply):  [X] Rule 504 [ ] Rule 505 [ ] Rule 506
[          ]          Section           4(6)          [          ]          ULOE
--------------------------------------------------------------------------------
Type of Filing:       [ ] New Filing      [x] Amendment
--------------------------------------------------------------------------------
                          A. BASIC IDENTIFICATION DATA
--------------------------------------------------------------------------------
1.     Enter     the     information      requested     about     the     issuer
--------------------------------------------------------------------------------
Name of Issuer ([ ] check if this is an amendment and name has changed, and indicate change.)

ICON ACQUISITION CORP.
--------------------------------------------------------------------------------
Address of Executive Offices
(Number and Street, City,State, Zip Code) Telephone Number (Including Area Code)

2541 MONROE AVE SUITE 301 ROCHESTER, NY 14618                  716-244-1840
--------------------------------------------------------------------------------
Address of Principal Business Operations
(Number and Street, City,State, Zip Code) Telephone Number (Including Area Code) (if different from Executive Offices)

--------------------------------------------------------------------------------
Brief Description of Business

                             TUNGSTEN MINING
--------------------------------------------------------------------------------
Type of Business Organization

[X] corporation                         [ ] limited partnership, already formed
[ ] other (please specify):             [ ] business trust
[ ] limited partnership, to be formed
--------------------------------------------------------------------------------
                                                                Month      Year
                                                                -----      ----
Actual or Estimated Date of Incorporation or Organization:        11        1994
                                                       [X] Actual  [ ] Estimated

Jurisdiction of Incorporation or Organization: (Enter two-letter U.S. Postal Service abbreviation for State:CN for Canada; FN for other foreign jurisdiction)

                                       NY
--------------------------------------------------------------------------------
GENERAL INSTRUCTIONS

Federal:

Who Must File: All issuers making an offering of securities in reliance on an exemption under Regulation D or Section 4(6), 17 CFR 230.501 et scq. or 15 U.S.C. 77d(6).

When To File: A notice must be filed no later than IS days after the first salt of securities in the offering. A notice is deemed filed with the U.S. Securities and Exchange Commission (SEC) on the earlier of the date it is received by the SEC at the address given below or, if received at that address after the daft on which it is due, on the date it was mailed by United States registered or certified mail to that address.

Where To File: U.S. Securities and Exchange Commission, 450 Fifth Street, N.W., Washington, D.C. 20549.

Copies Required: Five (5) copies of this notice must be filed with the SEC, one of which must be manually signed. Any topics not manually signed must be photocopies of the manually signed copy or bear typed or printed signatures.

Information Required: A new filing must contain all information requested. Amendments need only report the name of the issuer and offering, any change thereto, the information requested in Part C, and any material changes from the information previously supplied in Parts A and B. Part E and the Appendix need not be filed with the SEC.

Filing Fee: There is no federal filing fee.

State:

This notice shall be used to indicate reliance on the Uniform Limited Offering Exemption (ULOE) for salts of securities in those states that have adopted ULOE and that have adopted this form. Issuers relying on ULOE must Flea separate notice with the Securities Administrator in the state where sales are to be, or have been made. If a state requires the payment of a fee as a precondition to the claim for the exemption, a fee in the proper amount shall accompany this form. This notice shall be filed in the appropriate states in accordance with state law. The Appendix to the notice constitutes a part of this notice and must be completed.

================================================================================
                                   ATTENTION
Failure to file notice in the appropriate states will not result in a loss of the federal exemption. Conversely, failure to tile the appropriate federal notice will not result in a loss of an available state exemption unless such exemption is predicated on the filing of a federal notice.
================================================================================

--------------------------------------------------------------------------------
                           A BASIC IDENTIFICATION DATA
--------------------------------------------------------------------------------
2.   Enter the information requested For the following:
     o Each promoter of the issuer, if the issuer has been organized within the past five years;
     o Each beneficial owner having the power to vote or dispose, or direct the vote or disposition of, 10% or more of a class of equity securities of the issuer;
     o Each executive officer and director of corporate issuers and of corporate general and managing partners of partnership issuers; and
     o  Each general and managing partner of partnership issuers.
--------------------------------------------------------------------------------
Check Box(es)that Apply:  [ ] Promoter  [X]  Beneficial  Owner
[X]  Executive Officer    [X] Director  [ ] General and/or Managing Partner
--------------------------------------------------------------------------------
Full Name (Last name first, if individual)
     DIAMOND         MORRIS
--------------------------------------------------------------------------------
Business or Residence Address   (Number and Street, City. State. Zip Code)
   105 SOUTHERN PARKWAY           ROCHESTER, NEW YORK          14618
--------------------------------------------------------------------------------
Check Box(es)that Apply:  [ ] Promoter  [X]  Beneficial  Owner
[X]  Executive Officer    [X] Director  [ ] General and/or Managing Partner
--------------------------------------------------------------------------------
Full Name (Last name first, if individual)
     DIAMOND         SHIRLEY
--------------------------------------------------------------------------------
Business or Residence Address   (Number and Street, City. State. Zip Code)
   105 SOUTHERN PARKWAY           ROCHESTER, NEW YORK          14618
--------------------------------------------------------------------------------
Check Box(es)that Apply:  [ ] Promoter  [X]  Beneficial  Owner
[X]  Executive Officer    [X] Director  [ ] General and/or Managing Partner
--------------------------------------------------------------------------------
Full Name (Last name first, if individual)
     LUXENBERG       SUZANNE
--------------------------------------------------------------------------------
Business or Residence Address   (Number and Street, City. State. Zip Code)
   20 CASTLEBAR ROAD               ROCHESTER, NEW YORK         14610
--------------------------------------------------------------------------------
Check Box(es)that Apply:  [ ] Promoter  [X]  Beneficial  Owner
[ ]  Executive Officer    [ ] Director  [ ] General and/or Managing Partner
--------------------------------------------------------------------------------
Full Name (Last name first, if individual)
     SOUTHWARD INVESTMENT
--------------------------------------------------------------------------------
Business or Residence Address   (Number and Street, City. State. Zip Code)
   2541 MONROE AVE.                ROCHESTER, NEW YORK          14618
--------------------------------------------------------------------------------
Check Box(es) that Apply: [ ] Promoter  [X]  Beneficial  Owner
[ ]  Executive Officer    [ ] Director  [ ] General and/or Managing Partner
--------------------------------------------------------------------------------
Full Name (Last name first, if individual)
     TRAMDOT DEVELOPMENT CORP.
--------------------------------------------------------------------------------
Business or Residence Address   (Number and Street, City. State. Zip Code)
   2541 MONROE AVE.                ROCHESTER, NEW YORK          14618
--------------------------------------------------------------------------------
Check Box(es)that Apply:  [ ] Promoter  [X]  Beneficial  Owner
[ ]  Executive Officer    [ ] Director  [ ] General and/or Managing Partner
--------------------------------------------------------------------------------
Full Name (Last name first, if individual)
     LIVINGSTON REALTY
--------------------------------------------------------------------------------
Business or Residence Address   (Number and Street, City. State. Zip Code)
   105 SOUTHERN PARKWAY           ROCHESTER, NEW YORK          14618
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                           INFORMATION ABOUT OFFERING
1. Has the issuer sold,  or does the issuer  intend to sell,  to  non-accredited
investors in this offering? . . . . . . . . .                    [X] Yes  [ ] No

            Answer also in Appendix. Column 2, if filing under ULOE.

2. What is the minimum investment that will be accepted from any individual?
                                                                           $ .10

3. Does the offering permit joint ownership of a single unit?    [X] Yes  [ ] No

4. Enter the information requested for each person who has been or will be paid or given, directly or indirectly, any commission or similar remuneration for solicitation of purchasers in connection with salts of securities in the offering. If a person to be listed is an associated person or agent of a broker or dealer registered with the SEC and/or with a state or states, list the name of the broker or dealer. If more than five (S) persons to be listed arc associated persons of such a broker or dealer, you may set forth the information for that broker or dealer only..
--------------------------------------------------------------------------------
Full Name (Last name first, if individual)

--------------------------------------------------------------------------------
Business or Residence Address (Number and Street, City, State, Zip Code)

--------------------------------------------------------------------------------
Name of Associated Broker or Dealer

--------------------------------------------------------------------------------
States in Which Person Listed Has Solicited or Intends to Solicit Purchasers

   (Check "All States" or check individual States)                 [ ]All States

   [AL]      [AK]        [AZ]    [AR]      [CA]      [CO]      [CT]      [DE]      [DC]      [FL]      [GA]      [HI]      [ID]
   [IL]      [IN]        [IA]    [KS ]     [KY]      [LA]      [ME]      [MD]      [MA]      [MI]      [MN]      [MS]      [MO]
   [MT]      [NE]        [NV]    [NH]      [NJ]      [NM]      [NY]      [NC]      [ND]      [OH]      [OK]      [OR]      [PA]
   [RI]      [SC]        [SD]    [TN]      [TX]      [UT]      [VT]      [VA]      [WA]      [WV]      [WI]      [WY]      [PR]

--------------------------------------------------------------------------------

(Use blank sheet,or copy and use additional topics of this sheet, as necessary.)

                                     3 of 8

--------------------------------------------------------------------------------
       OFFERING PRICE, NUMBER OF INVESTORS, EXPENSES AND USE OF PROCEEDS
--------------------------------------------------------------------------------
1. Enter the aggregate offering price of securities includcd in this offering and the total amount already sold. Enter "0" if answer is "none" or "zero." If the transaction is an exchange offering, check this box and indicate in the columns below the amounts of the securities offered for exchange and already exchanged.


                                                                Aggregate     Amount Alrcadv
         Type of Security                                     Offering Pricc        Sold
         ----------------                                     --------------        ----
         Debt                                                 $         .00     $       .00

         Equity      EXCHANGE OF 8,573,337 COMMON SHARES      $    8,573.37     $  8,573.37
                        [X] Common      [ ] Preferred

         Convertible Securities (including warrants)          $         .00     $       .00

         Partnership Interests                                $         .00     $       .00

         Other (Specify)                                      $         .00     $       .00

         Total                                                $    8,573.37     $  8,573.37

            Answer also in Appendix, Column 3. if filing under ULOE.

2. Enter the numbcr of accredited and non-accredited investors vho have purchased securities in this offering and the aggregate dollar amounts of their purchases. For offerings under Rule 504, indicate the numbcr of persons who have purchased securities and the aggregate dollar amount of their purchases on the total lines. Enter "0" if answer is "none" or "zero."

                                                                      Aggregate
                                                      Number       Dollar Amount
                                                     Investors      of Purchases
                                                     ---------      ------------

          Accredited Investors                              0       $      .00

          Non-accredited Investors                       1081       $ 8,573.37

          Total (for filings under Rule 504 only)        1081       $ 8,573.37

            Answer also in Appendix, Column 4, if filing under ULOE.

3. If this filing is for an offering under Rule 504 or 505, enter the information requested for all securities sold by the issuer, to date, in offerings of the types indicated, in the twelve (12) months prior to the first sale of securities in this offering. Classify securities by type listed in Part C - Question 1.

                                                    Type of       Dollar Amount
          Type of offering.                         Security               Sold
          -----------------                         --------               ----
          Rule 505                                    --            $      .00

          Regulation A                                --            $      .00

          Rule 504                                  common          $ 8,573.37

          Total                                     common          $ 8,573.37

4. a. Furnish a statement of all expenses in connection with the issuance and distribution of the securities in this offering. Exclude amounts relating solely to organization expenses of the issuer. The information may be given as subject to future contingencies. If the amount of an expenditure is not known, furnish an estimate and check the box to the left of the estimate. .

          Transfer Agent's Fees                                $      .00

          Printing and Engraving Costs                         $ 2,500.00

          Legal Fees                                           $ 1,900.00

          Accounting Fees                                      $ 1,500.00

          Engineering Fees                                     $      .00

          Sales Commissions (specify finders' fees separately) $      .00

          Other Expenses (identify)   PRINTING & MAILING       $ 2,300.00

          Total                                                $ 8,200.00

--------------------------------------------------------------------------------
       OFFERING PRICE, NUMBER OF INVESTORS, EXPENSES AND USE OF PROCEEDS
--------------------------------------------------------------------------------

b. Enter the difference between the aggregate offering price given in response to Pan C - Question 1 and total expenses furnished in response to Part C - Question 4.a. This difference is the "adjusted gross proceeds to the issuer.

                                                                        $ 373.37

Indicate below the amount of the adjusted gross proceeds to the issuer used or proposed to be used for each of the purposes shown. 1f the amount for any purpose is not known, furnish an estimate and check the box to the left of the estimate. The total of the payments listed must equal the adjusted gross proceeds to the issuer set forth in response to Part C - Question 4.b above.

                                                    Payments to
                                                    Officers,
                                                    Directors, &     Payments To
                                                    Affiliates       Others
                                                    ----------       ------
          Salaries and fees                         $    .00    $    .00

          Purchase of real estate                   $    .00    $    .00

          Purchase, rental or leasing
          and installation of machinery
          and equipment                             $    .00    $    .00

          Construction or leasing of
          plant buildings and facilities            $    .00    $    .00

          Acquistion of other businesses
          (including the value of securities
          involved in this offering that may
          be used in exchange for the assets
          or securities of another issuer
          pursuant to a merger)                     $    .00    $    .00

          Repayment of indebtedness                 $    .00    $    .00

          Working capital                           $    .00    $ 373.37

          Other (specify)                           $    .00    $    .00

          Column totals                             $    .00    $ 373.37

          Total Payments Listed
          (column totals added)                            $  373.37







--------------------------------------------------------------------------------
                              D. FEDERAL SIGNATURE
--------------------------------------------------------------------------------

   The issuer has duly caused this notice to be signed by the undersigned duly authorizcd person. If this notice is filed under Rule 505, the following signature constitutes an undertaking by the issuer to furnish to the U.S. Securities and Exchange Commission, upon written request of its staff, the information furnished by the issuer to any non-accredited investor pursuant to paragraph (b)(2) of Rule 502.

--------------------------------------------------------------------------------
     Issuer (Print or Type)       Signature                     Date

     ICON ACQUISITION CORP.       By: /s/ Morris Diamond        10/01/96
                                  ----------------------
                                          Morris Diamond
--------------------------------------------------------------------------------
     Name of Signer (Print or Type)                       Title (Print or Type)
     MORRIS DIAMOND                                       PRESIDENT
--------------------------------------------------------------------------------




================================================================================
                                    ATTENTION
Intentional misstatements or omissions of fact constitute federal criminal violations. (See 18 U.S.C 1001)
================================================================================

                                     5 of 8

--------------------------------------------------------------------------------
                               E. STATE SIGNATURE
--------------------------------------------------------------------------------

1. Is any party described in 17 CFR 230.252(c), (d), (e) or (f) presently subject to any of the disqualification provisions of such rule? [ ]Yes [X]No

                   Sec Appendix, Column 5, for state response.

2. The   undersigned   issuer   hereby   undertakes  to  furnish  to  any  state
   administrator of any state in which this notice is filed, a notice on Form D (17 CFR 239.500) at such times as required by state law.

3. The   undersigned   issuer   hereby   undertakes  to  furnish  to  the  state
   administrators, upon written request, information furnished by the issuer to offerees.

4. The undersigned issuer represents that the issuer is familiar with the conditions that must be satisfied to be entitled to the Uniform limited Offering Exemption (ULOE) of the state in which this notice is filed and understands that the issuer claiming the availability of this exemption has the burden of establishing that these conditions have been satisfied.

The issuer has read this notification and knows the contents to be true and has duly caused this notice to be signed on its behalf by the undersigned duly authorized person.

--------------------------------------------------------------------------------
     Issuer (Print or Type)       Signature                     Date

     ICON ACQUISITION CORP.       By: /s/ Morris Diamond        10/01/96
                                  ----------------------
                                          Morris Diamond
--------------------------------------------------------------------------------
     Name of Signer (Print or Type)                       Title (Print or Type)
     MORRIS DIAMOND                                       PRESIDENT
--------------------------------------------------------------------------------

Instruction:

Print the name and title of the signing representative under his signature for the state portion of this form. One copy of every notice on Form D must be manually signed. Any copies not manually signed must be photocopies of the manually signed copy or bear typed or printed signatures.

                           APPENDIX

1              2                 3                             4                                               5
                                                                                                       Disqualifications
                            Type of security                                                           under State ULOE
          Intend to sell    and aggregate                                                              (if yes, attach
        to non-accredited   offering price             Type of investor and                            explanation of
        investors in State  offered in state          amount purchased in State                        waiver granted
         (Part B-Item 1)    (Part C-Iteml)                (Part C-Item 2)                              (Part E-Iteml)
---------------------------------------------------------------------------------------------------------------------------------

                                              Number of                  Number of
                                              Accredited                 Non-Accredited
State   Yes        No          COMMON         Investors      Amount      Investors           Amount      Yes   No
=================================================================================================================================
AL                 NO
------------------------------------------------------------------------------------------------------------------
AK                 NO
------------------------------------------------------------------------------------------------------------------
AZ                 N0                                                          3              .37              N0
------------------------------------------------------------------------------------------------------------------
AR                 NO
------------------------------------------------------------------------------------------------------------------
CA                 NO                                                         12             3.24              NO
 -----------------------------------------------------------------------------------------------------------------
CO                 NO                                                          4              .40              NO
------------------------------------------------------------------------------------------------------------------
CT                 N0                                                          9             3.02              N0
------------------------------------------------------------------------------------------------------------------
DE                 NO
------------------------------------------------------------------------------------------------------------------
DC                 NO
------------------------------------------------------------------------------------------------------------------
FL                 NO                                                         46            17.38              NO
------------------------------------------------------------------------------------------------------------------
GA                 NO                                                          1              .10              NO
------------------------------------------------------------------------------------------------------------------
HI                 NO
------------------------------------------------------------------------------------------------------------------
ID                 NO
------------------------------------------------------------------------------------------------------------------
IL                 NO                                                          2             4.35              NO
------------------------------------------------------------------------------------------------------------------
IN                 N0
------------------------------------------------------------------------------------------------------------------
IA                 NO
------------------------------------------------------------------------------------------------------------------
KS                 NO
------------------------------------------------------------------------------------------------------------------
KY                 NO                                                          2              .43              NO
------------------------------------------------------------------------------------------------------------------
LA                 NO
------------------------------------------------------------------------------------------------------------------
ME                 NO
------------------------------------------------------------------------------------------------------------------
MD                 NO                                                          7             1.59              NO
------------------------------------------------------------------------------------------------------------------
MA                 NO                                                         12            11.50              NO
------------------------------------------------------------------------------------------------------------------
MI
------------------------------------------------------------------------------------------------------------------
MN
------------------------------------------------------------------------------------------------------------------
MS
------------------------------------------------------------------------------------------------------------------
MO                 NO                                                          2             1.11              NO
------------------------------------------------------------------------------------------------------------------


                           APPENDIX

1              2                 3                             4                                               5
                                                                                                       Disqualifications
                            Type of security                                                           under State ULOE
          Intend to sell    and aggregate                                                              (if yes, attach
        to non-accredited   offering price             Type of investor and                            explanation of
        investors in State  offered in state          amount purchased in State                        waiver granted
         (Part B-Item 1)    (Part C-Iteml)                (Part C-Item 2)                              (Part E-Iteml)
-------------------------------------------------------------------------------------------------------------------------
                                              Number of                  Number of
                                              Accredited                 Non-Accredited
State   Yes        No          COMMON         Investors      Amount      Investors           Amount      Yes   No
=========================================================================================================================
MT                 NO
------------------------------------------------------------------------------------------------------------------
NE                 NO
------------------------------------------------------------------------------------------------------------------
NV                 N0                                                          1              .10              N0
------------------------------------------------------------------------------------------------------------------
NH                 NO                                                          1              .10              NO
------------------------------------------------------------------------------------------------------------------
NJ                 NO                                                         18             4.94              NO
 -----------------------------------------------------------------------------------------------------------------
NM                 NO
------------------------------------------------------------------------------------------------------------------
NY                 N0                                                        916         8,271.50              N0
------------------------------------------------------------------------------------------------------------------
NC                 NO                                                          1              .10              NO
------------------------------------------------------------------------------------------------------------------
ND                 NO
------------------------------------------------------------------------------------------------------------------
OH                 NO                                                          8           126.35              NO
------------------------------------------------------------------------------------------------------------------
OK                 NO                                                          1              .43              NO
------------------------------------------------------------------------------------------------------------------
OR                 NO                                                          1              .10              NO
------------------------------------------------------------------------------------------------------------------
PA                 NO                                                         14             5.63              NO
------------------------------------------------------------------------------------------------------------------
RI                 NO                                                          1              .10              NO
------------------------------------------------------------------------------------------------------------------
SC                 N0                                                          1              .10              N0
------------------------------------------------------------------------------------------------------------------
SD                 NO
------------------------------------------------------------------------------------------------------------------
TN                 NO                                                          1              .10              NO
------------------------------------------------------------------------------------------------------------------
TX                 NO                                                          5             1.35              NO
------------------------------------------------------------------------------------------------------------------
UT                 NO
------------------------------------------------------------------------------------------------------------------
VT                 NO                                                          1              .10              NO
------------------------------------------------------------------------------------------------------------------
VA                 NO                                                          2             4.42              NO
------------------------------------------------------------------------------------------------------------------
WA                 NO                                                          4           108.01              NO
------------------------------------------------------------------------------------------------------------------
WV                 NO
------------------------------------------------------------------------------------------------------------------
WI                 NO
------------------------------------------------------------------------------------------------------------------
WY                 N0
------------------------------------------------------------------------------------------------------------------
PR                 NO
------------------------------------------------------------------------------------------------------------------
